UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 7, 2007

____________________________

HYDROGEN CORPORATION
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

(Commission File Number)		(IRS Employer Identification No.)
0-32065	2 Juniper Street Versailles, PA 15132 (Address of Principal Executive Offices and zip code)	86-0965692

(412) 405-1000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 7, 2007, the Board of Directors of HydroGen Corporation (the “Company”) elected Dr. Alton D. Romig, Jr. as an independent director (as defined under Nasdaq Marketplace Rule 4200) to the Board of Directors of the Company. On December 8, 2007, the Board of Directors appointed Dr. Romig to the Compensation Committee of the Board of Directors and named him Chairman of such committee.

On December 11, 2007, the Company issued a press release announcing the election of Dr. Romig to the Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of HydroGen Corporation dated December 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: December 11, 2007	HYDROGEN CORPORATION

	By:	/s/ Joshua Tosteson
	Name:	Joshua Tosteson
	Title:	President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of HydroGen Corporation dated December 11, 2007.